SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 16, 2009 (January 12, 2009)

VIZARIO, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	File Number 0-28073	84-0920934
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

7/F., HONGJIAN DAXIA,30 JIEJINERLU,SHATOU ST.,PANYU
DISTRICT,GUANGZHOU,GD 511490 CHINA
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 86 20 8463 2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Kelly Yang resigned as CEO, President, Secretary and Director of Vizario, Inc. (the “Company”) effective January 12, 2009.

(c) David Z. Cai, a Director of the Company, was appointed as CEO and President of the Company, effective January 12, 2009.  Also effective on January 12, 2009, He Yao, a Director of the Company, was appointed as Secretary and Treasurer of the Company.  Mr. Cai and Mr. Yao will each serve in these positions until a successor is duly elected and qualified.  No material plan, contract or arrangement was entered into by either officer, nor any material amendment, grant or award, in connection with the appointments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  January 16, 2009

VIZARIO, INC.
(Registrant)

By:	/s/ David Z. Cai
David Z. Cai
CEO and President